                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-72324) of Midisoft Corporation of our report dated April 10, 1998 appearing in this Form 10-KSB.

                                          PRICE WATERHOUSE LLP

Seattle, Washington

April 14, 1998